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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-01995




              SUPPLEMENT DATED AUGUST 14, 2002 TO THE PROSPECTUS OF
                       MORGAN STANLEY INCOME BUILDER FUND
                             DATED NOVEMBER 30, 2001


Effective August 30, 2002, the second paragraph of the section of the Prospectus titled "THE FUND--Fund Management" is deleted and replaced by the following paragraph:

         The Fund is managed by the Equity Income team. Current members of the Equity Income team include James Gilligan, a Managing Director of the Investment Manager, Catherine Avery, a Vice President of the Investment Manager, Ellen Gold, a Vice President of the Investment Manager, James Roeder, a Vice President of the Investment Manager, and Vincent E. Vizachero, an Associate of the Investment Manager.